SUBSIDIARY GUARANTEE


         Each of the Guarantors hereby, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (a) the principal of and premium, interest and Liquidated Damages, if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium and interest and Liquidated Damages on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately.

         The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. The terms of
Article 11 of the Indenture are incorporated herein by reference.

         This is a continuing Subsidiary Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Company's Obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders of the Notes and, in the event of any transfer or assignment of rights by any Holder of Notes or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This a Subsidiary Guarantee of payment and not a guarantee of collection.

         In certain circumstances more fully described in the Indenture, any Guarantor may be released from its liability under this Subsidiary Guarantee, and any such release will be effective whether or not noted hereon.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         For purposes hereof, each Guarantor's liability will be that amount from time to time equal to the aggregate liability of such Guarantor hereunder, but shall be limited to the lesser of (i) the aggregate amount of the Obligations of the Company under the Notes and the Indenture and (ii) the amount, if any, which would not have (A) rendered such Guarantor "insolvent" (as such term is defined in the federal Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left it with unreasonably small capital at the time its Guarantee of the Notes was entered into, after giving effect to the incurrence of existing Indebtedness immediately prior to such time; provided that, it shall be a presumption in any lawsuit or other proceeding in which such Guarantor is a party that the amount guaranteed pursuant to its Subsidiary Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Guarantor, or debtor in possession or trustee in bankruptcy of such Guarantor, otherwise proves in such a lawsuit that the aggregate liability of such Guarantor is limited to the amount set forth in clause (ii). In making any determination as to the solvency or sufficiency of capital of a Guarantor in accordance with the previous sentence, the right of such Guarantor to contribution from other Guarantors and any other rights such Guarantor may have, contractual or otherwise, shall be taken into account.

         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                                   SUNDAY RIVER SKIWAY CORPORATION

                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUNDAY RIVER LTD.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   PERFECT TURN, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   LBO HOLDING, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUNDAY RIVER TRANSPORTATION, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARBUSH RESORT HOLDINGS, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President

                                   SUGARBUSH LEASING COMPANY

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARBUSH RESTAURANTS, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   CI, INC. (f/k/a CRANMORE, INC.)


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   MOUNTAIN WASTEWATER TREATMENT, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   GRAND SUMMIT RESORT PROPERTIES, INC.
                                   (f/k/a LBO HOTEL CO.)


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                    S-K-I LIMITED


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   KILLINGTON LTD.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President

                                   MOUNT SNOW LTD.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   WVSAL, INC. (f/k/a WATERVILLE
                                   VALLEY SKI AREA, LTD.)

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARLOAF MOUNTAIN CORPORATION


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   KILLINGTON RESTAURANTS, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   DOVER RESTAURANTS, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   RESORTS TECHNOLOGIES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   RESORT SOFTWARE SERVICES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President

                                   MOUNTAINSIDE

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARTECH


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   PICO SKI AREA MANAGEMENT COMPANY

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   AMERICAN SKIING COMPANY RESORT
                                   PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   THE CANYONS RESORT PROPERTIES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   STEAMBOAT RESORT PROPERTIES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President

                                   HEAVENLY RESORT PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARLOAF RESORT PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   KILLINGTON RESORT PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   MOUNT SNOW RESORT PROPERTIES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUGARBUSH RESORT PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   SUNDAY RIVER RESORT PROPERTIES, INC.


                                   By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President


                                   ATTITASH RESORT PROPERTIES, INC.

                                 By:  /s/ Christopher E. Howard
                                   ---------------------------------
                                   Name:  Christopher E. Howard
                                   Title:  Executive Vice President